                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-25125 of Rowan Companies, Inc. on Form S-8 of our report dated June 25, 1999, appearing in this Annual Report on Form 11-K of the LeTourneau, Inc. Savings and Investment Plan for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Houston, Texas
June 29, 1999